First-Quarter 2026 Supplemental Presentation April 29, 2026 2 This presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. These statements are based on Morningstar's current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "prospects," or "continue." These statements involve known or unknown risks and uncertainties that may cause actual results to differ significantly from what Morningstar expects. More information about factors that could affect Morningstar's business and financial results are in its filings with the SEC, including its most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. 3 This presentation includes references to the non-GAAP financial measures listed below (including percentage growth or decline of those numbers). These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in the Company's filings with the SEC, including its most recent Forms 8-K, 10-K, and 10-Q. "Organic Revenue" is consolidated revenue before (1) acquisitions and divestitures, (2) adoption of new accounting standards or revisions to accounting practices (accounting changes), and (3) the effect of foreign currency translations. "Adjusted Operating Income (Loss)" is consolidated operating income (loss) excluding (1) intangible amortization expense, (2) the impact of merger, acquisition, and divestiture-related activity which, when applicable, may include certain non-recurring expenses such as pre-deal due diligence, transaction costs, contingent consideration, severance, and post-close integration costs (M&A-related expenses), and (3) certain other one-time, non-recurring items which management does not consider when evaluating ongoing performance (other non-recurring items). "Adjusted Operating Margin" is operating margin excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. "Adjusted Operating Expense" is operating expenses excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. "Free Cash Flow" is cash provided by or used for operating activities less capital expenditures. 4 Table of Contents Q1 26 Results Summary 5 Q1 26 Segment Detail 12 Appendix A: Additional Segment Detail 23 Appendix B: Reconciliations 37 Appendix C: Additional Information 49

Q1 26 Results Summary

Q1 26 Financial Performance ($mil)


Revenue
+10.8% Reported
+7.6% Organic
Operating Income
+36.6%
Adjusted Operating Income
+31.9%
Free Cash Flow
(8.8%)
25
26
$581.9
$644.8
$114.1
$155.9
$135.4
$178.6
$58.8
$53.6

MORNINGSTAR 6

Adjusted Operating Income Walk Q1 25 to Q1 26 ($mil)


$135.4
$62.9
($0.4)
($1.9)
($2.2)
($6.7)
($8.5)
$178.6
Q1 25 Adjusted Operating Income
Change in Revenue
Travel & Related Activities
Advertising & Marketing
Professional Fees
Infrastructure Costs & Other*
Compensation**
Q1 26 Adjusted Operating Income

Changes in this chart reflect adjustments made in the calculation of adjusted operating income, as defined on p. 3 of this presentation, and may not match changes in reported expenses. *Includes infrastructure costs (including third-party contracts with data providers, cloud costs, and SaaS-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. **Compensation includes salaries, bonus, commissions, severance, employee benefits, payroll taxes, and stock-based compensation.

MORNINGSTAR 7

Quarterly Operating Margin Trends


20.4%
22.9%
22.9%
20.6%
23.3%
23.7%
24.4%
23.9%
27.7%
17.1%
19.0%
20.3%
28.5%
19.6%
20.7%
20.7%
24.9%
24.2%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Operating Margin
Adjusted Operating Margin

MORNINGSTAR 8

9 Revenue vs. Adjusted Operating Expense Growth 13.2% 13.3% 10.5% 9.7% 7.2% 5.8% 8.4% 8.5% 10.8% 1.0% 1.4% 3.7% 10.2% 3.4% 4.7% 6.3% 3.9% 4.4% Reported Revenue Growth Adjusted Operating Expense Growth Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 10 Headcount Trends Headcount represents permanent, full-time employees. As of March 31, 2026, headcount was 10,947. (9.2% ) (8.1% ) (3.6% ) (2.2% ) (1.4% ) (0.7% ) 0.0% (1.0% ) (1.5% ) (0.6% ) (1.1% ) 0.0% (0.6% ) 0.3% (0.5% ) 0.8% (1.6% ) (0.2% ) Headcount (000s) Headcount Growth YOY Sequential Headcount Growth Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 11.3 11.1 11.1 11.1 11.1 11.1 11.2 11.0 10.9 11 Capital Allocation 11 *Consolidated funded indebtedness to EBITDA as defined in our then-existing credit agreements. 0 100 200 300 400 500 600 700 800 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Share Repurchase $0.0 $0.0 $0.0 $11.6 $109.6 $112.0 $170.1 $395.3 $300.0 Total Debt $949.4 $899.6 $864.7 $698.6 $803.7 $838.8 $848.9 $1,072.6 $1,712.8 Leverage Ratio* 1.6x 1.4x 1.2x 0.9x 1.0x 1.0x 1.0x 1.3x 2.0x Share Repurchases Dividends Paid Acquisitions, Net of Cash Capital Expenditures $300.0 $19.9 $359.6 $37.9 Q1 26 Segment Detail

13 Morningstar Reportable Segments and Representative Products Morningstar Direct Platform Provides investors comprehensive data, research, and insights, and investment analysis to empower investment decision- making. Morningstar Data Morningstar Direct Morningstar Advisor Workstation PitchBook Provides investors access to data, proprietary research, analytics, and AI-enabled software across private capital markets. Supports decision-making across the private-markets lifecycle. PitchBook Platform Direct Data Morningstar Wealth Serves financial advisors through model portfolios, separately managed accounts, and an advisor platform powered by our research and data, and individuals through Morningstar Investor. Morningstar Model Portfolios (Managed Portfolios) Morningstar Investor International Wealth Platform Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar DBRS Morningstar Credit (Credit Data and Analytics) Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Managed Accounts Corporate and All Other The operating segments of Morningstar Sustainalytics and Morningstar Indexes have been combined and presented as part of Corporate and All Other, which is not a reportable segment. Morningstar Sustainalytics Morningstar Indexes 14 Q1 26 Contribution to Revenue 14 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenue. $ 700 600 500 400 300 200 100 $0 ($mil) PitchBook Morningstar Credit Corporate and All Other* Morningstar Retirement Morningstar Wealth Morningstar Direct Platform 15 Q1 26 Contribution to Adjusted Operating Income (Loss) 15 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Morningstar Direct Platform *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. $ 250 200 150 100 50 0 (50) ($100) PitchBook Morningstar Credit Morningstar Wealth Morningstar Retirement Corporate and All Other* ($mil) 16 Organic Revenue Walk Q1 25 to Q1 26 Q1 25 Reported Revenue Morningstar Credit Morningstar Direct Platform PitchBook Morningstar Retirement Morningstar Wealth Corporate and All Other* M&A and Foreign Currency Adjustments Q1 26 Reported Revenue The Company's five reportable segment bars represent organic revenue growth and may not match changes in reported revenue. *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenue. In Q1 26, Morningstar Wealth organic revenue includes a $5.5 million negative impact from the sunsetting of Morningstar Office. $581.9 $7.9$25.0 $9.8 $(0.9) $5.9 ($4.2) $19.4 $644.8 ($mil)

17 Adjusted Operating Income Contributions Q1 25 to Q1 26 Q1 25 Adjusted Operating Income Morningstar Credit Morningstar Wealth Morningstar Retirement Morningstar Direct Platform PitchBook Corporate and All Other * Q1 26 Adjusted Operating Income *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include finance, human resources, legal, marketing, and other management-related costs that are not considered when segment performance is evaluated. ($mil) $135.4 $6.4 $3.9$5.2 ($0.7) $19.8 $8.6 $178.6 18 Morningstar Direct Platform Quarterly Segment Trends 18 8.9% 6.2% 4.7% 3.6% 4.2% 6.3% 6.2% 6.0% 5.0% Morningstar Direct Platform Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $50 $100 $150 $200 $250 46.4% 44.3% 46.0% 43.6% 43.7% 46.0% 44.4% 43.7% 42.3% Morningstar Direct Platform Adjusted Operating Income Morningstar Direct Platform Adjusted Operating Margin Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 Morningstar Direct Platform Revenue ($mil) Morningstar Direct Platform Adjusted Operating Income ($mil) 19 PitchBook Quarterly Segment Trends 19 12.6% 10.9% 12.2% 12.7% 11.1% 9.6% 7.7% 5.9% 4.8% PitchBook Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 27.1% 31.2% 32.2% 30.0% 31.9% 31.7% 31.3% 30.2% 29.9% PitchBook Adjusted Operating Income PitchBook Adjusted Operating Margin Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 PitchBook Revenue ($mil) PitchBook Adjusted Operating Income ($mil) 20 20 27.9% 44.2% 34.0% 34.5% 23.2% 8.4% 27.0% 25.7% 34.3% Morningstar Credit Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 20.4% 36.0% 21.4% 24.5% 29.3% 35.9% 30.8% 33.0% 40.8% Morningstar Credit Adjusted Operating Income Morningstar Credit Adjusted Operating Margin Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Morningstar Credit Revenue ($mil) Morningstar Credit Adjusted Operating Income ($mil) Morningstar Credit Quarterly Segment Trends

21 Morningstar Wealth Quarterly Segment Trends 21 7.7% 12.4% 6.1% 6.2% 7.9% 7.2% 9.8% 6.3% (1.6% ) Morningstar Wealth Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $20 $40 $60 $80 $100 (9.5% ) (3.5% ) (1.1% ) (1.2% ) (1.3% ) 4.7% 5.0% 6.8% 9.7% Morningstar Wealth Adjusted Operating Income Morningstar Wealth Adjusted Operating Margin Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 ($12) ($9) ($6) ($3) $0 $3 $6 $9 $12 $15 Morningstar Wealth Revenue ($mil) Morningstar Wealth Adjusted Operating Income ($mil) *In Q1 26, Morningstar Wealth reported and organic revenue included a $5.5 million negative impact from the sunsetting of Morningstar Office. 22 Morningstar Retirement Quarterly Segment Trends 22 12.7% 21.5% 14.8% 11.3% 15.8% (2.7% ) 7.5% 13.4% 17.9% Morningstar Retirement Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 50.0% 52.0% 53.1% 51.2% 44.4% 47.5% 49.4% 54.6% 51.0% Morningstar Retirement Adjusted Operating Income Morningstar Retirement Adjusted Operating Margin Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $3 $5 $8 $10 $13 $15 $18 $20 $23 Morningstar Retirement Revenue ($mil) Morningstar Retirement Adjusted Operating Income ($mil) Appendix A: Additional Segment Detail 24 Historical Segment Performance *Corporate and All Other provides a reconciliation between revenue from the Company's Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. **Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (in millions) Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Morningstar Direct Platform Revenue $196.7 $196.9 $198.5 $196.0 $199.2 $209.2 $211.1 $211.1 $215.2 Adjusted Operating Income $91.2 $87.3 $91.4 $85.5 $87.1 $96.3 $93.7 $92.3 $91.0 Adjusted Operating Margin 46.4% 44.3% 46.0% 43.6% 43.7% 46.0% 44.4% 43.7% 42.3% PitchBook Revenue $147.6 $151.7 $156.6 $162.5 $163.7 $166.5 $169.0 $172.6 $172.4 Adjusted Operating Income $40.0 $47.3 $50.4 $48.7 $52.3 $52.8 $52.9 $52.1 $51.6 Adjusted Operating Margin 27.1% 31.2% 32.2% 30.0% 31.9% 31.7% 31.3% 30.2% 29.9% Morningstar Credit Revenue $60.3 $77.6 $70.9 $82.3 $73.0 $85.0 $91.1 $105.3 $101.0 Adjusted Operating Income $12.3 $27.9 $15.2 $20.2 $21.4 $30.5 $28.1 $34.8 $41.2 Adjusted Operating Margin 20.4% 36.0% 21.4% 24.5% 29.3% 35.9% 30.8% 33.0% 40.8% Morningstar Wealth Revenue $59.0 $62.6 $61.8 $65.0 $61.3 $64.3 $62.1 $63.7 $58.0 Adjusted Operating Income (Loss) ($5.6) ($2.2) ($0.7) ($0.8) ($0.8) $3.0 $3.1 $4.3 $5.6 Adjusted Operating Margin (9.5%) (3.5%) (1.1%) (1.2%) (1.3%) 4.7% 5.0% 6.8% 9.7% Morningstar Retirement Revenue $28.4 $33.3 $31.8 $33.6 $32.9 $32.4 $34.2 $38.1 $38.8 Adjusted Operating Income $14.2 $17.3 $16.9 $17.2 $14.6 $15.4 $16.9 $20.8 $19.8 Adjusted Operating Margin 50.0% 52.0% 53.1% 51.2% 44.4% 47.5% 49.4% 54.6% 51.0% Consolidated Revenue Total Reportable Segments $492.0 $522.1 $519.6 $539.4 $530.1 $557.4 $567.5 $590.8 $585.4 Corporate and All Other* $50.8 $49.8 $49.8 $51.6 $51.8 $47.7 $49.9 $50.3 $59.4 Total Revenue $542.8 $571.9 $569.4 $591.0 $581.9 $605.1 $617.4 $641.1 $644.8 Consolidated Adjusted Operating Income Total Reportable Segments $152.1 $177.6 $173.2 $170.8 $174.6 $198.0 $194.7 $204.3 $209.2 Less: Corporate and All Other** ($41.3) ($46.6) ($42.9) ($49.1) ($39.2) ($54.6) ($44.1) ($50.8) ($30.6) Adjusted Operating Income $110.8 $131.0 $130.3 $121.7 $135.4 $143.4 $150.6 $153.5 $178.6 Adjusted Operating Margin 20.4% 22.9% 22.9% 20.6% 23.3% 23.7% 24.4% 23.9% 27.7%

25 Quarterly Revenue Trend: Revenue by Type ($mil) 12.9% 13.6% 10.1% 10.6% 9.1% 5.9% 9.0% 8.1% 7.6% Consolidated Organic Revenue Trend Transaction-Based Revenue* Asset-Based Revenue* License-Based Revenue* Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $100 $200 $300 $400 $500 $600 $700 27.3% 18.2% 9.9% 37.2% 25.9% 7.5% 25.9% 16.9% 6.4% 25.1% 16.4% 6.8% 21.4% 14.5% 6.2% 9.4% 0.2% 6.3% 26.1% 7.9% 5.9% 25.6% 9.4% 4.1% 30.6% 11.0% 2.6% Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). *In 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2026, 2025, and 2024 to respective quarterly revenue in 2025, 2024, and 2023 based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation. In Q1 26, license-based organic growth included a $5.5 million negative impact from the sunsetting of Morningstar Office. 26 Revenue by Type ($mil) *Corporate and All Other provides a reconciliation between revenue from the Company's Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. Morningstar Direct Platform Q1 25 Q1 26 Morningstar Wealth Q1 25 Q1 26 License-Based $199.2 $215.2 License-Based $19.1 $14.2 Asset-Based 0.0 0.0 Asset-Based 36.1 36.5 Transaction-Based 0.0 0.0 Transaction-Based 6.1 7.3 Morningstar Direct Platform Total $199.2 $215.2 Morningstar Wealth Total $61.3 $58.0 PitchBook Q1 25 Q1 26 Morningstar Retirement Q1 25 Q1 26 License-Based $161.8 $170.5 License-Based $0.5 $0.4 Asset-Based 0.0 0.0 Asset-Based 32.4 38.4 Transaction-Based 1.9 1.9 Transaction-Based 0.0 0.0 PitchBook Total $163.7 $172.4 Morningstar Retirement Total $32.9 $38.8 Morningstar Credit Q1 25 Q1 26 Corporate and All Other* Q1 25 Q1 26 License-Based $4.6 $5.8 License-based $32.8 $38.8 Asset-Based 0.0 0.0 Asset-based 17.2 20.2 Transaction-Based 68.4 95.2 Transaction-based 1.8 0.4 Morningstar Credit Total $73.0 $101.0 Corporate and All Other Total $51.8 $59.4 27 Key Product Area Revenue ($mil) *Includes revenue attributable to Morningstar Direct Advisory Suite. **In Q1 26, Morningstar Wealth reported and organic revenue included a $5.5 million negative impact from the sunsetting of Morningstar Office.***Beginning in Q1 26 includes revenue attributable to Center for Research in Security Prices (CRSP). Q1 25 Q1 26 % Change % Organic Change Morningstar Direct Platform $199.2 $215.2 8.0% 5.0% Morningstar Data $99.8 $109.2 9.4% 6.3% Morningstar Direct $72.2 $79.0 9.4% 6.0% Morningstar Advisor Workstation* $23.0 $22.4 (2.6%) (3.3%) PitchBook $163.7 $172.4 5.3% 4.8% Morningstar Credit $73.0 $101.0 38.4% 34.3% Morningstar Wealth $61.3 $58.0 (5.4%) (1.6%) Investment Management** $36.1 $36.5 1.1% 10.6% Morningstar Retirement $32.9 $38.8 17.9% 17.9% Corporate and All Other Morningstar Sustainalytics $28.8 $26.6 (7.6%) (14.1%) Morningstar Indexes*** $23.0 $32.8 42.6% (0.7%) 28 License Trends 28 *In Q3 25, the Company updated its definition of PitchBook licensed users, primarily to remove Morningstar and PitchBook employee users. Q1 25 user counts reported here reflects the updated methodology. The timing of activities, such as user maintenance, user audits, provisioning access, shutting off of users, and updates to the user lists when enterprise clients renew, results in fluctuations in licensed user counts over time. As a result, licensed user growth trends are best assessed on a rolling 12-month basis. (1.8%) 18,799 18,455 Morningstar Direct Licenses Q1 25 Q1 26 +0.3% 114,259 114,646 PitchBook Platform Licensed Users* Q1 25 Q1 26

29 Quarterly Segment Product Trends: Morningstar Direct Platform 29 12.0% 11.7% 9.6% 9.2% 6.8% 4.5% 5.6% 6.3% 6.0% Morningstar Direct Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $20 $40 $60 $80 $100 $120 9.5% 5.3% 4.2% 1.8% 4.1% 10.1% 7.7% 7.8% 6.3% Morningstar Data Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $20 $40 $60 $80 $100 $120 Morningstar Data ($mil) Morningstar Direct ($mil) 30 Quarterly Segment Product Trends: Morningstar Direct Platform 30 5.2% 2.5% (2.4% ) (0.5% ) (0.4% ) (0.2% ) 5.1% 2.4% (3.3% ) Morningstar Advisor Workstation Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 *Includes revenue attributable to Morningstar Direct Advisory Suite. Morningstar Advisor Workstation* ($mil) 31 Quarterly Segment Trends: Morningstar Credit 31 Bars represent reported revenue. Percentages represent organic revenue growth (decline). 27.9% 44.2% 34.0% 34.5% 23.2% 8.4% 27.0% 25.7% 34.3% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 Revenue by Geography ($mil) Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 USA 43.0% 59.9% 51.7% 46.2% 27.0% 11.9% 22.4% 27.2% 37.1% Canada 14.6% 30.3% 13.1% 36.9% 6.4% (2.7%) 50.0% 18.9% 40.3% EMEA 13.5% 27.6% 19.6% 6.6% 37.1% 15.5% 13.6% 30.6% 19.7% Organic revenue growth 32 32 Bars represent reported revenue. In Q1 26, structured finance ratings, fundamental ratings, and data licensing accounted for 59.5%, 34.7%, and 5.8% of revenue, respectively. Transaction-based new issuance revenue increased 53.8%, transaction-based recurring revenue increased 14.9%, and license-based revenue increased 27.8% in Q1 26 compared to the prior-year period. *Structured Finance Ratings includes Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities. **Fundamental Ratings includes Corporate, Financial Institutions, Sovereign, and Other. 46.6% 37.6% 43.5% 37.6% 41.5% 39.4% 40.3% 34.7% 35.0% Structured Finance Ratings* Fundamental Ratings** Data Licensing % Recurring Revenue Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 Revenue by Asset Class ($mil) Quarterly Segment Trends: Morningstar Credit

33 Quarterly Segment Product Trends: Morningstar Wealth 33 13.9% 22.0% 13.3% 16.2% 14.8% 6.2% 16.1% 12.3% 10.6% Investment Management Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 Investment Management ($mil) 34 34 Morningstar Wealth AUMA Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $20 $40 $60 $80 $100 Morningstar Wealth Assets Under Management and Advisement (AUMA) ($bil) Quarterly Segment Trends: Morningstar Wealth 35 35 Morningstar Retirement AUMA Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $100 $200 $300 $400 Morningstar Retirement AUMA ($bil) Quarterly Segment Trends: Morningstar Retirement 36 Quarterly Product Trends: Corporate and All Other 36 37.1% 37.8% 23.7% 21.9% 15.7% (1.3% ) (0.8% ) 0.9% (0.7% ) Morningstar Indexes Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 12.2% 0.7% (10.3% ) (3.3% ) (4.9% ) (9.8% ) (3.0% ) (10.3% ) (14.1% ) Morningstar Sustainalytics Revenue YOY Organic Revenue Trend Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 $0 $10 $20 $30 $40 *Beginning in Q1 26 includes revenue attributable to CRSP. **Revenue for Morningstar Sustainalytics’ transaction-based products decreased 74.2% on an organic basis in Q1 26 due to the retirement of the second-party opinion business. Morningstar Sustainalytics’ license-based products decreased 10.1% on an organic basis. Morningstar Indexes* ($mil) Morningstar Sustainalytics** ($mil)

Appendix B: Reconciliations

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Consolidated	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	13.2%	13.3%	10.5%	9.7%	7.2%	5.8%	8.4%	8.5%	10.8%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.8%	0.9%	1.0%	1.2%	0.9%	(1.0%)
Effect of foreign currency transactions	(0.3%)	0.3%	(0.4%)	0.1%	1.0%	(0.9%)	(0.6%)	(1.3%)	(2.2%)
Organic Change in Revenue	12.9%	13.6%	10.1%	10.6%	9.1%	5.9%	9.0%	8.1%	7.6%

License-Based	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	9.9%	6.8%	6.3%	5.4%	4.4%	6.6%	6.4%	5.6%	6.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.9%	0.8%	0.6%	0.3%	(0.1%)	(1.7%)
Effect of foreign currency transactions	0.0%	0.7%	0.1%	0.5%	1.0%	(0.9%)	(0.8%)	(1.4%)	(2.1%)
Organic Change in Revenue	9.9%	7.5%	6.4%	6.8%	6.2%	6.3%	5.9%	4.1%	2.6%

MORNINGSTAR 38

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Asset-Based	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	17.9%	25.9%	17.2%	16.2%	11.3%	(2.7%)	1.1%	2.9%	11.0%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.5%	2.0%	3.6%	6.9%	6.8%	1.3%
Effect of foreign currency transactions	0.3%	0.0%	(0.3%)	(0.3%)	1.2%	(0.7%)	(0.1%)	(0.3%)	(1.3%)
Organic Change in Revenue	18.2%	25.9%	16.9%	16.4%	14.5%	0.2%	7.9%	9.4%	11.0%

Transaction-Based	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	30.2%	39.3%	29.1%	26.6%	19.2%	10.3%	27.2%	27.2%	34.0%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	(2.9%)	(2.1%)	(3.2%)	(1.5%)	2.2%	(0.9%)	(1.1%)	(1.6%)	(3.4%)
Organic Change in Revenue	27.3%	37.2%	25.9%	25.1%	21.4%	9.4%	26.1%	25.6%	30.6%

MORNINGSTAR 39

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Direct Platform	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	9.4%	5.9%	5.2%	1.7%	1.3%	6.2%	6.3%	7.7%	8.0%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	2.0%	1.9%	1.6%	1.1%	0.3%	0.2%
Effect of foreign currency transactions	(0.5%)	0.3%	(0.5%)	(0.1%)	1.0%	(1.5%)	(1.2%)	(2.0%)	(3.2%)
Organic Change in Revenue	8.9%	6.2%	4.7%	3.6%	4.2%	6.3%	6.2%	6.0%	5.0%

PitchBook	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	12.6%	10.9%	12.2%	12.5%	10.9%	9.8%	7.9%	6.2%	5.3%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	(0.2%)	(0.2%)	(0.3%)	(0.2%)
Effect of foreign currency transactions	0.0%	0.0%	0.0%	0.2%	0.2%	0.0%	0.0%	0.0%	(0.3%)
Organic Change in Revenue	12.6%	10.9%	12.2%	12.7%	11.1%	9.6%	7.7%	5.9%	4.8%

Morningstar Credit	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	28.8%	43.2%	34.0%	33.8%	21.1%	9.5%	28.5%	27.9%	38.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.4%	(0.3%)	(0.7%)	(0.7%)	(0.6%)
Effect of foreign currency transactions	(0.9%)	1.0%	0.0%	0.7%	1.7%	(0.8%)	(0.8%)	(1.5%)	(3.5%)
Organic Change in Revenue	27.9%	44.2%	34.0%	34.5%	23.2%	8.4%	27.0%	25.7%	34.3%

MORNINGSTAR 40

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Wealth	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	7.5%	12.2%	6.6%	6.2%	3.9%	2.7%	0.5%	(2.0%)	(5.4%)
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.5%	2.4%	5.0%	9.6%	9.3%	7.5%
Effect of foreign currency transactions	0.2%	0.2%	(0.5%)	(0.5%)	1.6%	(0.5%)	(0.3%)	(1.0%)	(3.7%)
Organic Change in Revenue	7.7%	12.4%	6.1%	6.2%	7.9%	7.2%	9.8%	6.3%	(1.6%)

Morningstar Retirement	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	12.7%	21.5%	14.8%	11.3%	15.8%	(2.7%)	7.5%	13.4%	17.9%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Organic Change in Revenue	12.7%	21.5%	14.8%	11.3%	15.8%	(2.7%)	7.5%	13.4%	17.9%

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41

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Data	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	10.2%	5.0%	4.9%	1.9%	3.1%	12.6%	10.9%	9.6%	9.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	(0.4%)	(1.4%)	0.5%	0.3%
Effect of foreign currency transactions	(0.7%)	0.3%	(0.7%)	(0.1%)	1.0%	(2.1%)	(1.8%)	(2.3%)	(3.4%)
Organic Change in Revenue	9.5%	5.3%	4.2%	1.8%	4.1%	10.1%	7.7%	7.8%	6.3%

Morningstar Direct	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	12.5%	11.3%	10.0%	9.2%	5.6%	6.0%	7.3%	8.5%	9.4%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	(0.5%)	0.4%	(0.4%)	0.0%	1.2%	(1.5%)	(1.7%)	(2.2%)	(3.4%)
Organic Change in Revenue	12.0%	11.7%	9.6%	9.2%	6.8%	4.5%	5.6%	6.3%	6.0%

Morningstar Advisor Workstation*	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	5.3%	2.3%	(2.6%)	(0.7%)	(1.3%)	0.0%	4.5%	2.7%	(2.6%)
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	(0.1%)	0.2%	0.2%	0.2%	0.9%	(0.2%)	0.6%	(0.3%)	(0.7%)
Organic Change in Revenue	5.2%	2.5%	(2.4%)	(0.5%)	(0.4%)	(0.2%)	5.1%	2.4%	(3.3%)

*Includes revenue attributable to Morningstar Direct Advisory Suite.

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42

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Credit Canada	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	15.1%	27.9%	11.2%	33.0%	0.0%	(3.5%)	48.5%	19.4%	46.8%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	(0.5%)	2.4%	1.9%	3.9%	6.4%	0.8%	1.5%	(0.5%)	(6.5%)
Organic Change in Revenue	14.6%	30.3%	13.1%	36.9%	6.4%	(2.7%)	50.0%	18.9%	40.3%

Morningstar Credit EMEA	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	16.5%	27.3%	22.1%	7.9%	36.4%	26.9%	24.2%	43.1%	32.7%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	(4.6%)	(4.8%)	(4.0%)	(2.9%)
Effect of foreign currency transactions	(3.0%)	0.3%	(2.5%)	(1.3%)	0.7%	(6.8%)	(5.8%)	(8.5%)	(10.1%)
Organic Change in Revenue	13.5%	27.6%	19.6%	6.6%	37.1%	15.5%	13.6%	30.6%	19.7%

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43

Reconciliation from Reported to Organic Revenue Change by Product Area

Investment Management	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	13.5%	21.8%	14.5%	14.8%	7.4%	(1.7%)	(1.1%)	(3.5%)	1.1%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	1.0%	4.6%	9.4%	17.9%	17.5%	13.5%
Effect of foreign currency transactions	0.4%	0.2%	(1.2%)	0.4%	2.8%	(1.5%)	(0.7%)	(1.7%)	(4.0%)
Organic Change in Revenue	13.9%	22.0%	13.3%	16.2%	14.8%	6.2%	16.1%	12.3%	10.6%

Morningstar Indexes	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	37.0%	37.3%	24.4%	22.0%	15.0%	(1.0%)	(0.5%)	1.4%	42.6%
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(42.3%)
Effect of foreign currency transactions	0.1%	0.5%	(0.7%)	(0.1%)	0.7%	(0.3%)	(0.3%)	(0.5%)	(1.0%)
Organic Change in Revenue	37.1%	37.8%	23.7%	21.9%	15.7%	(1.3%)	(0.8%)	0.9%	(0.7%)

Morningstar Sustainalytics	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Reported Change in Revenue	12.8%	0.0%	(9.7%)	(3.3%)	(6.5%)	(6.5%)	0.7%	(5.4%)	(7.6%)
Acquisitions, divestitures, and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Effect of foreign currency transactions	(0.6%)	0.7%	(0.6%)	0.0%	1.6%	(3.3%)	(3.7%)	(4.9%)	(6.5%)
Organic Change in Revenue	12.2%	0.7%	(10.3%)	(3.3%)	(4.9%)	(9.8%)	(3.0%)	(10.3%)	(14.1%)

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Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil)

	Q1 25	Q1 26
Adjusted Operating Income (Loss)		
Morningstar Direct Platform	$87.1	$91.0
PitchBook	52.3	51.6
Morningstar Credit	21.4	41.2
Morningstar Wealth	(0.8)	5.6
Morningstar Retirement	14.6	19.8
Total Reportable Segments	**$174.6**	**$209.2**
Less: Corporate and All Other*	(39.2)	(30.6)
Total Adjusted Operating Income	**$135.4**	**$178.6**
Intangible amortization expense	(14.4)	(19.0)
M&A-related expenses	(6.9)	(4.6)
Other non-recurring items	0.0	0.9
Operating Income	**$114.1**	**$155.9**

MORNINGSTAR

*Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated.

45

Reconciliation from Operating Margin to Adjusted Operating Margin

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Operating Margin	17.1%	19.0%	20.3%	28.5%	19.6%	20.7%	20.7%	24.9%	24.2%
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items.	3.3%	3.9%	2.6%	(7.9%)	3.7%	3.0%	3.7%	(1.0%)	3.5%
Adjusted Operating Margin	20.4%	22.9%	22.9%	20.6%	23.3%	23.7%	24.4%	23.9%	27.7%

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46

Reconciliation from Total Operating Expenses to Adjusted Operating Expense ($mil)

	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26
Operating Expense	$450.2	$463.4	$453.9	$486.8	$467.8	$480.8	$490.1	$505.1	$489.8
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items.	(18.2)	(22.5)	(14.8)	(17.5)	(21.3)	(19.1)	(23.3)	(17.5)	(23.6)
Adjusted Operating Expense	$432.0	$440.9	$468.7	$469.3	$446.5	$461.7	$466.8	$487.6	$466.2

MORNINGSTAR

47

Q1 26 Operating and Free Cash Flow ($mil)

	Q1 25	Q1 26	% Change
Cash provided by operating activities	**$91.0**	**$91.5**	**0.5%**
Capital expenditures	(32.2)	(37.9)	17.7%
Free cash flow	**$58.8**	**$53.6**	**(8.8%)**

MORNINGSTAR

48

Appendix C: Additional Information 50 Investor Q&A Schedule For questions received by 5pm CT on: Expected 8-K Response Date: May. 5, 2026 May. 22, 2026* Jun. 5, 2026 Jun. 25, 2026 Aug. 5, 2026 Aug. 25, 2026 The Company follows a schedule for responding to investor questions. It provides responses during months when it is not reporting earnings. The Company continues to consolidate responses to questions addressing similar themes. If we have not received any questions for which we are providing a new or updated response, we will not file an 8-K. Please see below for the expected schedule. *Responses to questions addressed at Morningstar's Annual Shareholder Meeting will not be included in the 8-K expected to be filed on May 22, 2026.